Jennison Natural Resources Fund, Inc.

Supplement dated August 30, 2006

to the Prospectus and Statement of Additional Information dated July 29, 2005

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John “Jay” Saunders and Neil P. Brown, CFA join David A. Kiefer, CFA as portfolio managers for Jennison Natural Resources Fund, Inc. Michael Del Balso is no longer a portfolio manager for Jennison Natural Resources Fund, Inc.

To reflect these changes, the indicated sections of the Prospectus and Statement of Additional Information are deleted and replaced as explained below.

The section of the Prospectus entitled “How the Fund is Managed—Portfolio Managers is deleted and replaced with the following:

David A. Kiefer, CFA, John “Jay” Saunders, and Neil P. Brown, CFA are the portfolio managers of the Fund.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Fund since April 2005.

John “Jay” Saunders is a Managing Director of Jennison. Prior to joining Jennison in October 2005, Mr. Saunders worked for the Global Oil Team as a Vice President at Deutsche Bank Securities from 2000 to 2005. At Deutsche Bank Securities, he covered North American integrated oils, independent refiners and exploration and production companies. From 1997 to 2000, Mr. Saunders worked at the Energy Intelligence Group and became the Managing Editor for the Oil Market Intelligence newsletter, reporting on a broad range of energy topics. From 1994 to 1997, he was with Hart Publications, Inc./The Oil Daily Co. where he was an Associate Editor responsible for oil-related publications. Mr. Saunders received a B.A. from the College of William and Mary in 1992 and a Masters in Print Journalism from American University in 1998. He was ranked as the number one Refiners analyst by Zach’s Investment Research in 2005. He has managed the Fund since July 2006.

Neil P. Brown, CFA, is a Principal of Jennison, which he joined in November 2005. Prior to joining Jennison, Mr. Brown worked on the North American Oil and Gas Exploration and Production team as an Equity Research Associate/Analyst at Deutsche Bank Securities from 2000 to 2005. Prior to that, he worked at Donaldson, Lufkin, and Jenrette as a Research Associate covering the Exploration and Production sector. Mr. Brown also worked as an Analyst in Metropolitan Life Insurance Company’s Institutional Finance department from 1997 to 2000. He received a B.A. in Mathematics and History from Duke University in 1997 and is a member of The New York Society of Security Analysts, Inc. He has managed the Fund since July 2006.

The portfolio managers for the Fund are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund.

The table entitled “Other Accounts Managed by Portfolio Managers” appearing in the section of the Statement of Additional Information entitled “Investment Advisory and Other Services—Additional Information About the Portfolio Managers” is deleted and replaced with the following new table. Information appearing in the table is as of July 31, 2006.

Portfolio Manager	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*
David A. Kiefer, CFA	11 registered investment Companies with $9,904,007,000 in total assets under management	5 unregistered pooled investment vehicles with $1,331,108,000 in total assets under management	1 other account with $29,748,000** in assets under management
John “Jay” Saunders	None	None	None
Neil P. Brown, CFA	None	None	None

*None of the accounts managed are subject to performance fees.

**Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios and the assets of a non-discretionary institutional account managed using a model portfolio.

The discussion pertaining to portfolio manager compensation and conflicts of interest appearing in the section of the Statement of Additional Information entitled “Investment Advisory and Other Services—Additional Information About the Portfolio Managers—Portfolio Manager Compensation/Material Conflicts of Interest” is deleted and replaced with the following:

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a portfolio manager with research analyst responsibilities.

The following factor will be reviewed for David A. Kiefer:

-One and three year pre-tax investment performance of groupings of accounts (a “Composite”) relative to pre-determined passive indices, such as the Lipper Natural Resources Index, and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

The following factor will be reviewed for John “Jay” Saunders and Neil P. Brown:

-The investment professional’s contribution to client portfolios’ pre-tax one and three year performance from the investment professional’s recommended stocks relative to the strategy’s passive benchmarks, such as the Lipper Natural Resources Index, and to the investment professional’s respective coverage universes;

The following factors will be reviewed for each portfolio manager:

-Historical and long-term business potential of the product strategies;

-Qualitative factors such as teamwork and responsiveness; and

-Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional’s total compensation.

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise.

Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison’s portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines.

Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Currently, some accounts have higher fee structures than others, and some accounts are subject to performance-based fees. These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison’s portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

The table entitled “Portfolio Manager Securities Ownership” appearing in the section of the Statement of Additional Information entitled “Investment Advisory and Other Services—Additional Information About the Portfolio Managers” is deleted and replaced with the following new table. Information appearing in the table is as of July 31, 2006.

Portfolio Manager	Ownership of Fund Securities
David A. Kiefer, CFA	$50,001-$100,000
John “Jay” Saunders	None
Neil P. Brown, CFA	None

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